Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Solar Energy Initiatives, Inc. (the “Company”) on Form 10-Q for the period ending, October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Fann, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 20, 2010	/s/ David Fann
Name: David Fann
Title: Chief Executive Officer (Principal Executive Officer)